Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  38239A100





	(1)	Name of Underwriters		Goldman Sachs & Co.
						JPMorgan
						Merrill Lynch & Co.
						Credit Suisse
						Deutsche Bank Securities
						Lehman Brothers
						Keybanc Capital Markets


	(2)	Name of Issuer			GOLDMAN GLOBAL, INC.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	GOLDMAN GLOBAL, INC.

	(4)	Date of Prospectus or First
		Offering			4/5/06

	(5)	Amount of Total Offering	23,529,411 shares

	(6)	Unit Price (cents)		$18.00

	(7)	Underwriting Spread or
		Commission			$1.0530

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$383,094.00

	(16)	Number of Securities Purchased		21,283.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0905%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				1.6202%

	(20)	Sum of (18 and (19)			1.7106%

	(21)	% of Fund's Total Assets applied
		to purchase				0.2226%

	(22)	Name(s) of Underwriter(s) or		KEYBANC CAPITAL MARKETS
		Dealer(s) from whom Purchased		MERRILL LYNCH PIERCE, FENNER & SMITH INC.


	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No





						Comparable
						    (1)

	(1)	Name of Underwriters		CITIGROUP
						COWEN & COMPANY
						FIRST ALBANY CAPITAL
						LEERINK SWANN & COMPANY


	(2)	Name of Issuer			Northstar Neuroscience Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	NORTHSTAR NEUROSCIENCE

	(4)	Date of Prospectus or First
		Offering			5/4/06

	(5)	Amount of Total Offering	7,100,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Raymond James
						Simmons & Company International
						Johnson Rice & Company LLC

	(2)	Name of Issuer			Warrior Energy Service Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	WARRIOR ENERGY SERVICE

	(4)	Date of Prospectus or First
		Offering			4/19/06

	(5)	Amount of Total Offering	8,220,000 shares

	(6)	Unit Price (cents)		$23.50

	(7)	Underwriting Spread or
		Commission			$1.6450

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Merrill Lynch & Co.
						Keybanc Capital Markets
						Robert W. Baird & Co.

	(2)	Name of Issuer			RBC Bearings, Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	RBC BEARINGS

	(4)	Date of Prospectus or First
		Offering			4/11/06

	(5)	Amount of Total Offering	7,817,000 shares

	(6)	Unit Price (cents)		$20.50

	(7)	Underwriting Spread or
		Commission			$1.0250

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18 and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  12561W105


	(1)	Name of Underwriters		Goldman, Sachs & Co.
						Key Banc Capital Markets
						A.G. Edwards
						Howard Weil Incorporated

	(2)	Name of Issuer			Cleco Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	CLECO CORPORATION

	(4)	Date of Prospectus or First
		Offering			8/14/06

	(5)	Amount of Total Offering	6,000,000 shares

	(6)	Unit Price (cents)		$23.75

	(7)	Underwriting Spread or
		Commission			$0.8900

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date		Not applicable

	(10)	Current Yield		Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$227,216.25

	(16)	Number of Securities Purchased		9,567.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.1594%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				2.4239%

	(20)	Sum of (18) and (19)			2.5833%

	(21)	% of Fund's Total Assets applied
		to purchase				0.1410%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		KEYBANC CAPITAL MARKETS

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		Raymond James
						J.J.B. Hilliard, W.L. Lyons, Inc.

	(2)	Name of Issuer			Summit State Bank

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SUMMIT STATE BANK

	(4)	Date of Prospectus or First
		Offering			7/6/06

	(5)	Amount of Total Offering	1,400,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Deusche Bank Securities
						Lehman Brother
						JPMorgan
						Wachovia Securities
						Citigroup
						BNP Paribas
						Calyon Securities (USA) Inc.
						CIBC World Markets
						Jefferies & Company
						Morgan Joseph
						Wells Fargo Securities

	(2)	Name of Issuer			BOYD Gaming Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	BOYD GAMING CORP.

	(4)	Date of Prospectus or First
		Offering			8/1/06

	(5)	Amount of Total Offering	11,842,504 shares

	(6)	Unit Price (cents)		$33.75

	(7)	Underwriting Spread or
		Commission			$1.2656

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cowen and Company
						Credit Suisse
						Merrill Lynch & Co.
						Keefe, Bruyette & Woods
						Sandler O'Neill and Partners, L.P

	(2)	Name of Issuer			Cowen Group Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COWEN GROUP INC.

	(4)	Date of Prospectus or First
		Offering			7/12/06

	(5)	Amount of Total Offering	11,217,392 shares

	(6)	Unit Price (cents)		$16.00

	(7)	Underwriting Spread or
		Commission			$1.0000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?



Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  204166102


	(1)	Name of Underwriters		Goldman, Sachs & Co.
						Credit Suisse
						Merill Lynch & Co.
						Thomas Weisel Partners LLC
						RBC Capital Markets
						C.E. Unterberg, Towbin

	(2)	Name of Issuer			Commvault Systems, Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COMMVAULT SYSTEMS INC.

	(4)	Date of Prospectus or First
		Offering			9/21/06

	(5)	Amount of Total Offering	11,111,111 shares

	(6)	Unit Price (cents)		$14.50

	(7)	Underwriting Spread or
		Commission			$1.0150

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$68,556.00

	(16)	Number of Securities Purchased		4,728.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0426%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				0.6324%

	(20)	Sum of (18) and (19)			0.6750%

	(21)	% of Fund's Total Assets applied
		to purchase				0.0400%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		CREDIT SUISSE FIRST BOSTON CORPORATION

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		Raymond James
						J.J.B. Hilliard, W.L. Lyons, Inc.

	(2)	Name of Issuer			Summit State Bank

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SUMMIT STATE BANK

	(4)	Date of Prospectus or First
		Offering			7/6/06

	(5)	Amount of Total Offering	1,400,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Deusche Bank Securities
						Lehman Brother
						JPMorgan
						Wachovia Securities
						Citigroup
						BNP Paribas
						Calyon Securities (USA) Inc.
						CIBC World Markets
						Jefferies & Company
						Morgan Joseph
						Wells Fargo Securities

	(2)	Name of Issuer			BOYD Gaming Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	BOYD GAMING CORP.

	(4)	Date of Prospectus or First
		Offering			8/1/06

	(5)	Amount of Total Offering	11,842,504 shares

	(6)	Unit Price (cents)		$33.75

	(7)	Underwriting Spread or
		Commission			$1.2656

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cowen and Company
						Credit Suisse
						Merrill Lynch & Co.
						Keefe, Bruyette & Woods
						Sandler O'Neill and Partners, L.P

	(2)	Name of Issuer			Cowen Group Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COWEN GROUP INC.

	(4)	Date of Prospectus or First
		Offering			7/12/06

	(5)	Amount of Total Offering	11,217,392 shares

	(6)	Unit Price (cents)		$16.00

	(7)	Underwriting Spread or
		Commission			$1.0000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


Penn Series Funds, Inc.
Small Cap Value Fund

Procedures Pursuant to Rule 10f-3*

CUSIP:  647581107


	(1)	Name of Underwriters		Goldman Sachs (Asia) LLC
						Credit Suisse
						Piper Jaffray

	(2)	Name of Issuer			New Oriental Education & Technology

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	NEW ORIENTAL EDUCATION & TECHNOLOGY

	(4)	Date of Prospectus or First
		Offering			9/6/06

	(5)	Amount of Total Offering	30,000,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)	Not applicable

	(9)	Maturity Date			Not applicable

	(10)	Current Yield			Not applicable

	(11)	Yield to Maturity		Not applicable

	(12)	Subordination Features		Not applicable

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds,
		underlying entity supplying the revenue		Not applicable

	(14)	Total Par Value of Securities Purchased ($)	Not applicable

	(15)	Dollar Amount of Purchases ($)		$46,860.00

	(16)	Number of Securities Purchased		3,124.00 shares

	(17)	Years of Continuous Operation		At least 3 years of operations
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund		0.0104%

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts				0.1563%

	(20)	Sum of (18) and (19)			0.1667%

	(21)	% of Fund's Total Assets applied
		to purchase				0.0282%

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased		CREDIT SUISSE FIRST BOSTON CORPORATION

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?					Yes

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?		No



						Comparable Securities
							(1)

	(1)	Name of Underwriters		Raymond James
						J.J.B. Hilliard, W.L. Lyons, Inc.

	(2)	Name of Issuer			Summit State Bank

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	SUMMIT STATE BANK

	(4)	Date of Prospectus or First
		Offering			7/6/06

	(5)	Amount of Total Offering	1,400,000 shares

	(6)	Unit Price (cents)		$15.00

	(7)	Underwriting Spread or
		Commission			$1.0500

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?


						Comparable Securities
							(2)

	(1)	Name of Underwriters		Deusche Bank Securities
						Lehman Brother
						JPMorgan
						Wachovia Securities
						Citigroup
						BNP Paribas
						Calyon Securities (USA) Inc.
						CIBC World Markets
						Jefferies & Company
						Morgan Joseph
						Wells Fargo Securities

	(2)	Name of Issuer			BOYD Gaming Corp.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	BOYD GAMING CORP.

	(4)	Date of Prospectus or First
		Offering			8/1/06

	(5)	Amount of Total Offering	11,842,504 shares

	(6)	Unit Price (cents)		$33.75

	(7)	Underwriting Spread or
		Commission			$1.2656

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

						Comparable Securities
							(3)

	(1)	Name of Underwriters		Cowen and Company
						Credit Suisse
						Merrill Lynch & Co.
						Keefe, Bruyette & Woods
						Sandler O'Neill and Partners, L.P

	(2)	Name of Issuer			Cowen Group Inc.

	(3)	Ticker Symbol, Coupon and
		Maturity Date of Security	COWEN GROUP INC.

	(4)	Date of Prospectus or First
		Offering			7/12/06

	(5)	Amount of Total Offering	11,217,392 shares

	(6)	Unit Price (cents)		$16.00

	(7)	Underwriting Spread or
		Commission			$1.0000

	(8)	Rating (Moody's, S&P. Fitch)

	(9)	Maturity Date

	(10)	Current Yield

	(11)	Yield to Maturity

	(12)	Subordination Features

	(13)	Nature of Political Entity, if any,
		including, in the case of revenue bonds, underlying entity supplying the revenue

	(14)	Total Par Value of Securities Purchased ($)

	(15)	Dollar Amount of Purchases ($)

	(16)	Number of Securities Purchased

	(17)	Years of Continuous Operation
		(excluding municipal securities

	(18)	% of Offering Purchased by Fund

	(19)	% of Offering Purchased by all
		other adviser managed Portfolios
		and accounts

	(20)	Sum of (18) and (19)

	(21)	% of Fund's Total Assets applied
		to purchase

	(22)	Name(s) of Underwriter(s) or
		Dealer(s) from whom Purchased

	(23)	Is the Adviser, any Subadviser
		or any person of which the Adviser or
		Subadviser is an "affiliated person",
		a Manager or Co-Manager of the
		Offering?

	(24)	Were Purchases Designated as
		Group Sales or otherwise allocated
		to the Adviser, any Subadbviser or
		any person of which the Adviser of
		Subadviser is an "affiliated person"?

Penn Series Funds, Inc.
Mid Cap Value Fund

Procedures Pursuant to Rule 10f-3*


1.  	Name of Portfolio/Series: Penn Series Mid Cap Value

2.	Name of Issuer:  KBR, Inc.

3.  	Date of Purchase:  11/15/06

4.	Underwriter from whom purchased: Credit Suisse First Boston

5.	"Affiliated Underwriter" managing or participating in
	underwriting syndicate:  Lehman Brothers

6.	Is the list of the underwriting syndicate attached?	Yes

7.	Aggregate principal amount of purchase:		79,000 Shares

8.	Aggregate principal amount of offering:		27,840,000 Shares

9.	Purchase Price:  $17.00

10.	Date offering commenced: 11/15/06

11.	Offering price at first day on which any sales
	were made:	$17.00

12.	Commission, spread or profit:	$1.02




Comparable Securities
				(1)

	(1)	Name of Security		KBR, Inc.

	(2)	Date Offered			11/15/06

	(3)	Offering Price			$17.00

	(4)	Spread ($)			1.02

	(5)	Type of Security		COMMON STOCK - PRIMARY

	(6)	Rating or Quality		Not Applicable

	(7)	Size of Issue			$473,280,000.00

	(8)	Total Capitalization of Issue	$2,778,940,000.00

				(2)

	(1)	Name of Security		HANSEN MEDICAL INC.

	(2)	Date Offered			11/15/06
5
	(3)	Offering Price			$12.00

	(4)	Spread ($)			0.84

	(5)	Type of Security		COMMON STOCK - PRIMARY

	(6)	Rating or Quality		Not Applicable

	(7)	Size of Issue			$75,000,000.00

	(8)	Total Capitalization of Issue	$246,650,000.00

				(3)

	(1)	Name of Security		NYMEX HOLDINGS, Inc.

	(2)	Date Offered			11/16/06

	(3)	Offering Price			$59.00

	(4)	Spread ($)			3.835

	(5)	Type of Security		COMMON STOCK - PRIMARY & SECONDARY

	(6)	Rating or Quality		Not Applicable

	(7)	Size of Issue			$383,500,000.00

	(8)	Total Capitalization of Issue	$5,132,410,000.00